AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER DATED AS OF APRIL 26, 2004.

BETWEEN:

BROAD SCOPE ENTERPRISES, INC., a Nevada Corporation, having its office at 307-2185 West 8th Avenue, Vancouver, British Columbia, Canada V6K 2A5

("Broad Scope")

AND:

XTEN NETWORKS INC., a Nevada Corporation, having its office at 307-2185 West 8th Avenue, Vancouver, British Columbia, Canada V6K 2A5

("Xten Networks")

WHEREAS:

A. This Agreement and Plan of Merger (this "Agreement") is made and entered into as of April, 2003 between Broad Scope and Xten Networks. Broad Scope and Xten Networks are from time to time herein referred to as the "Constituent Corporations";

B. Xten Networks is the wholly-owned subsidiary of Broad Scope and is a corporation duly organized and existing under the laws of the State of Nevada;

C. Each of the Boards of Directors of the Constituent Corporations deem it advisable and in the best interests of the Constituent Corporations and their respective shareholders that Xten Networks be merged with and into its parent, Broad Scope with Broad Scope remaining as the surviving corporation under the name "Xten Networks Inc.";

D. By directors' resolution dated April 26, 2004, the Board of Directors of Xten Networks has approved the Plan of Merger embodied in this Agreement; and

E. By directors' resolution dated April 26, 2004, the Board of Directors of Broad Scope has approved the Plan of Merger embodied in this Agreement;

NOW THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the Constituent Corporations do hereby agree to merge on the terms and conditions herein provided, as follows:

1. THE MERGER

1.1 The Merger

Upon the terms and subject to the conditions hereof, on the Effective Date (as hereinafter defined), Xten Networks shall be merged with and into Broad Scope in accordance with the applicable laws of the State of Nevada (the "Merger"). The separate existence of Xten Networks shall cease, and Broad Scope shall be the surviving corporation (the "Surviving Corporation") and shall be governed by the laws of the State of Nevada. Broad Scope waives the mailing requirement of Section 92A.180 of the Nevada Revised Statutes.

1.2 Effective Date

The Merger shall become effective on the date and at the time of filing of Articles of Merger, in substantially the form annexed hereto as Appendix A, with the Secretary of State of the State of Nevada, (the "Effective Date"), all after satisfaction of the requirements of the applicable laws of Nevada prerequisite to such filings.

1.3 Articles of Incorporation

On the Effective Date, the Articles of Incorporation of Broad Scope, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation, except that Article 1 of the Articles of Incorporation of Broad Scope, as the Surviving Corporation, shall be amended to state that the name of the corporation is "Xten Networks Inc."

1.4 Bylaws

On the Effective Date, the Bylaws of Broad Scope, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the bylaws of the Surviving Corporation.

1.5 Directors and Officers

The directors and officers of Broad Scope immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation, until their successors shall have been duly elected and qualified or until otherwise provided by law, the Articles of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

2. CONVERSION OF SHARES

2.1 Broad Scope Common Stock

Upon the Effective Date, by virtue of the Merger and without any action on the part of any holder thereof, each share of common stock of Broad Scope, par value of $0.001 per share, outstanding immediately prior to the Effective Date shall be changed and converted into one fully paid and non-assessable share of the common stock of the Surviving Corporation, par value of $0.001 per share (the "Survivor Stock").

2.2 Xten Networks Common Stock

Upon the Effective Date, by virtue of the Merger and without any action on the part of the shareholder thereof, each share of common stock of the Xten Networks outstanding immediately prior to the Effective Date shall be cancelled.

2.3 Exchange of Certificates

Each person who becomes entitled to receive any Survivor Stock by virtue of the Merger shall be entitled to receive from the Surviving Corporation a certificate or certificates representing the number of Survivor Stock to which such person is entitled as provided herein.

3. EFFECT OF THE MERGER

3.1 Rights, Privileges, etc.

On the Effective Date of the Merger, the Surviving Corporation, without further act, deed or other transfer, shall retain or succeed to, as the case may be, and possess and be vested with all the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of Xten Networks and Broad Scope; all property of every description and every interest therein, and all debts and other obligations of or belonging to or due to each of Xten Networks and Broad Scope on whatever account shall thereafter be taken and deemed to be held by or transferred to, as the case may be, or invested in the Surviving Corporation without further act or deed, title to any real estate, or any interest therein vested in Xten Networks or Broad Scope, shall not revert or in any way be impaired by reason of this merger; and all of the rights of creditors of Xten Networks and Broad Scope shall be preserved unimpaired, and all liens upon the property of Xten Networks or Broad Scope shall be preserved unimpaired, and all debts, liabilities, obligations and duties of the respective corporations shall thenceforth remain with or be attached to, as the case may be, the Surviving Corporation and may be enforced against it to the same extent as if all of said debts, liabilities, obligations and duties had been incurred or contracted by it.

3.2 FURTHER ASSURANCES

From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Xten Networks such deeds and other instruments, and there shall be taken or caused to be taken by it such further other action, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in the Surviving Corporation the title to and possession of all the property, interest, assets, rights, privileges, immunities, powers, franchises and authority of Xten Networks and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Xten Networks or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4. GENERAL

4.1 Abandonment

At any time before the Effective Date, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Xten Networks or Broad Scope or both.

4.2 Amendment

At any time prior to the Effective Date, this Agreement may be amended or modified in writing by the Board of Directors of either Xten Networks or Broad Scope or both.

4.3 Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada and the merger provisions of the Nevada Revised Statutes.

4.4 Counterparts

In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

4.5 Electronic Means

Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereof.

IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date and year first written.

BROAD SCOPE ENTERPRISES, INC. Per: /s/ Hong Kit Ng__________ Name: Hon Kit Ng Title: President
XTEN NETWORKS INC. Per: /s/ Mark Bruk____________ Name: Mark Bruk Title: President

Schedule "A"

To the Agreement and Plan of Merger among
Broad Scope Enterprises, Inc. and Xten Networks Inc.

Articles of Merger
DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-1299 (775) 684 5708 Website: secretaryofstate.biz	FILED #C9385-03 APR 29 2004 IN THE OFFICE OF DEAN HELLER, SECRETARY OF STATE

Articles of Merger (PURSUANT TO NRS 92A.200 Page 1

Important: Read attached instructions before completing form

(Pursuant to Nevada Revised Statutes 92A)
(excluding 92A.200(4b))
SUBMIT IN DUPLICATE

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box [ ] and attach 8 1/2" x 11" blank sheet containing the required information for each additional entity.

XTEN NETWORKS, INC. Name of merging entity
NEVADA Jurisdiction	CORPORATION Entity type*
_____________________________ Name of merging entity
_____________________________ Jurisdiction	_____________________________ Entity type*
_____________________________ Name of merging entity
_____________________________ Jurisdiction	_____________________________ Entity type*
_____________________________ Name of merging entity
_____________________________ Jurisdiction	_____________________________ Entity type*
_____________________________ Name of merging entity
_____________________________ Jurisdiction	_____________________________ Entity type*
and, BROAD SCOPE ENTERPRISES, INC. Name of merging entity
NEVADA Jurisdiction	CORPORATION Entity type*

* Corporation, non-profit corporation, limited partnership, limited liability company or business trust.

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-1299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200 Page 2

Important: Read attached instructions before completing form

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor of the merger - NRS 92A.1 90):

Attn: _________________________

c/o: __________________________

3) (Choose one)

[ X ] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200)

[ ] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable for each entity) (if there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

_____________________________
Name of merging entity, if applicable

_____________________________
Name of merging entity, if applicable

_____________________________
Name of merging entity, if applicable

_____________________________
Name of merging entity, if applicable

and, or;

BROAD SCOPE ENTERPRISES, INC.
Name of surviving entity, if applicable

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-1299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200 Page 3

Important: Read attached instructions before completing form

(b) The plan was approved by the required consent of the owners of*:

XTEN NETWORKS, INC.
Name of merging entity, if applicable

_____________________________
Name of merging entity, if applicable

_____________________________
Name of merging entity, if applicable

_____________________________
Name of merging entity, if applicable

and, or:

_____________________________
Name of surviving entity, if applicable

*unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-1299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200 Page 4

Important: Read attached instructions before completing form

(c) Approval of plan of merger for Nevada non-profit corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

_____________________________
Name of merging entity, if applicable

_____________________________
Name of merging entity, if applicable

_____________________________
Name of merging entity, if applicable

_____________________________
Name of merging entity, if applicable

and, or:

_____________________________
Name of surviving entity, if applicable

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-1299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200 Page 5

Important: Read attached instructions before completing form

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

ARTICLE ONE OF THE ARTICLES OF BROAD SCOPE ACQUISITION CORP. IS HEREBY AMENDED TO CHANGE THE NAME OF BROAD SCOPE ACQUISITION CORP. TO "XTEN NETWORKS, INC."

6) Location of Plan of Merger (check a or b):

[ ] (a) The entire plan of merger is attached;

or,

[ X ] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional)**: 5/1/04

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated", accordingly. The form to accompany the restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.190 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-1299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200 Page 6

Important: Read attached instructions before completing form

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partnerships of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(if there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

XTEN NETWORKS, INC. Name of merging entity
/s/ Mark Bruk Signature	President and Director Title	April 28, 2004 Date
_____________________________ Name of merging entity
_____________________________ Signature	_______________________ Title	___________________ Date
_____________________________ Name of merging entity
_____________________________ Signature	_______________________ Title	___________________ Date
_____________________________ Name of merging entity
_____________________________ Signature	_______________________ Title	___________________ Date
BROAD SCOPE ENTERPRISES, INC. Name of merging entity
/s/ Mark Bruk Signature	Director Title	April 28, 2004 Date